SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                                December 30, 1996

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                          LONG ISLAND LIGHTING COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                       1-3571                11-1019782
(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
         incorporation)                                      identification no.)

175 East Old Country Road, Hicksville, New York                        11801
  (Address of principal executive offices)                            (Zip code)

       Registrant's telephone number, including area code: (516) 755-6650


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Item 2.  Acquisition or Disposition of Assets

         As described in the joint press release of the Company and The Brooklyn Union Gas Company dated December 29, 1996 (a copy of which is annexed as Exhibit 99.1), the Company and The Brooklyn Union Gas Company have entered into an Agreement and Plan of Exchange dated as of December 29, 1996, a copy of which is annexed as Exhibit 2.

Item 7.        Financial Statements and Exhibits.

(c)            Exhibits

Exhibit 2 Agreement and Plan of Exchange dated as of December 29, 1996, among NYECO Corp., The Brooklyn Union Gas Company and Long Island Lighting Company

Exhibit 99.1   Press Release dated December 29, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      LONG ISLAND LIGHTING COMPANY
                                             Registrant




                                       By:/s/ ANTHONY NOZZOLILLO
                                          ----------------------
                                              ANTHONY NOZZOLILLO
                                          Senior Vice President - Finance

Dated:  December 30, 1996


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                                      INDEX


Exhibit No.   Description
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Exhibit 2      Agreement  and Plan of Exchange  dated as of December  29,  1996, among NYECO Corp., The Brooklyn Union Gas Company and Long Island Lighting Company

Exhibit 99.1   Press Release dated December 29, 1996.


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